UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2016

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28489	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 10, 2016 Advaxis, Inc. (“Advaxis” or the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Amendment”) in order to increase the number of authorized shares of common stock to 65,000,000 from 45,000,000.  The Amendment read:

Fourth : The total number of shares which the Corporation shall have the authority to issue is Seventy Million (70,000,000) shares of which Sixty-Five Million (65,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of stockholders of Advaxis was held on March 10, 2016. The following matters were voted on by the stockholders: the election of directors, the approval of an amendment to Advaxis’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock by 20,000,000 shares from 45,000,000 to 65,000,000, the approval of an amendment to the Company’s 2015 Incentive Plan to authorize an additional 1,000,000 shares thereunder, the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, and the ratification of the appointment of Marcum, LLP as Advaxis’s independent registered public accounting firm for the fiscal year ending October 31, 2016. At the meeting, Dr. David Sidransky, Dr. James P. Patton, Daniel J. O’Connor, Roni A. Appel, Richard J. Berman, Dr. Samir Khleif, Gregory T. Mayes, Dr. Thomas J. McKearn, and Thomas J. Ridge were either elected or re-elected to the Board.

Proposal 1

The vote with respect to each nominee is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Dr. David Sidransky	16,188,401	603,271	11,140,764
Dr. James P. Patton	15,497,103	1,294,569	11,140,764
Daniel J. O’Connor	16,121,711	669,961	11,140,764
Roni A. Appel	15,359,409	1,432,263	11,140,764
Richard J. Berman	15,304,589	1,487,083	11,140,764
Dr. Samir Khleif	16,574,410	217,262	11,140,764
Gregory T. Mayes	16,031,604	760,068	11,140,764
Dr. Thomas J. McKearn	16,432,955	358,717	11,140,764
Thomas J. Ridge	16,382,691	408,981	11,140,764

Proposal 2

The vote with respect to the approval of an amendment to Advaxis’s Amended and Restated Certificate of Incorporation is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
23,887,169	3,750,103	295,164	0

Proposal 3

The vote with respect to the approval of an amendment to Advaxis’s 2015 Incentive Plan is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
12,166,503	4,567,423	57,746	11,140,764

Proposal 4

The vote with respect to the advisory vote on the compensation of the Company’s named executive officers is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
10,400,646	6,295,335	95,691	11,140,764

Proposal 5

The vote with respect to the ratification of the appointment of Marcum LLP as Advaxis’s independent registered public accounting firm for the fiscal year ending October 31, 2016, is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
27,132,097	491,380	308,959	0

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Advaxis, Inc., dated March 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)

	By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
President and Chief Executive Officer

Date: March 11, 2016

INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Advaxis, Inc., dated March 10, 2016.